As filed with the Securities and Exchange Commission on August 5, 2016

Registration No. 333-174988

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

POST-EFFECTIVE AMENDMENT NO. 1 TO

FORM S-3

REGISTRATION STATEMENT NO. 333-174988

UNDER

THE SECURITIES ACT OF 1933

NISKA GAS STORAGE PARTNERS LLC

NISKA GAS STORAGE US, LLC

NISKA GAS STORAGE US FINANCE CORP.

NISKA GAS STORAGE CANADA ULC

NISKA GAS STORAGE CANADA FINANCE CORP.

(Exact name of registrant as specified in its charter)

Delaware Delaware Delaware Alberta Alberta	27-1855740 98-0523179 27-2014997 N/A N/A
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

170 Radnor Chester Road, Suite 150
Radnor, PA 19087
(484) 367-7432

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Name, address, including zip code, and telephone number, including area code, of agent for service:	Copy of communications to:

Jason A. Dubchak 170 Radnor Chester Road, Suite 150 Radnor, PA 19087 (484) 367-7432	E. Ramey Layne Vinson & Elkins L.L.P. 1001 Fannin Street, Suite 2500 Houston, Texas 77002 (713) 758-2222

Approximate date of commencement of proposed sale to the public: Not applicable. Removal from registration of securities that were not sold pursuant to this registration statement.

If the only securities being registered on this form are being offered pursuant to dividend or interest reinvestment plans, please check the following box.  ☐

If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box.  ☐

If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this form is a registration statement pursuant to General Instruction I.D. or a post-effective amendment thereto that shall become effective upon filing with the Commission pursuant to Rule 462(c) under the Securities Act, check the following box.  ☐

If this form is a post-effective amendment to a registration statement filed pursuant to General Instruction I.D. filed to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act, check the following box.  ☐

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See the definitions of “large accelerated filer,” “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act.

Large accelerated filer	☐	Accelerated filer	☒
Non-accelerated filer	☐ (Do not check if a smaller reporting company)	Smaller reporting company	☐

DEREGISTRATION OF SECURITIES

This Post-Effective Amendment relates to the following Registration Statement on Form S-3 (the “Registration Statement”) filed by Niska Gas Storage Partners LLC, a Delaware limited liability company (the “Company”), with the Securities and Exchange Commission:

•                                          Registration No. 333-174988, filed on Form S-3 on June 17, 2011, as amended on July 22, 2011, September 2, 2011, October 5, 2011, and October 24, 2011, and declared effective November 8, 2011, pertaining to the registration of up to $1,250,000,000 in aggregate amount of common units representing limited liability company interests (“Common Units”) and debt securities and 16,304,745 Common Units held by Niska Sponsor Holdings Coöperatief U.A.

On July 19, 2016, the Company was acquired by Swan Merger Sub LLC (“Merger Sub”), pursuant to the Agreement and Plan of Merger and Membership Interest Transfer Agreement (the “Merger Agreement”), by and among the Company, Niska Gas Storage Management LLC, Niska Sponsor Holdings Coöperatief U.A., Swan Holdings LP and Merger Sub.  On August 1, 2016, Merger Sub converted to Niska Gas Storage Partners L.P. by filing a certificate of conversion from a limited liability company into a limited partnership and a certificate of limited partnership of Niska Gas Storage Partners L.P. with the Office of the Secretary of State of the State of Delaware.  On August 1, 2016, Niska Gas Storage Canada ULC converted into a limited liability corporation under the laws of Alberta and changed its name to “Niska Gas Storage Ltd.” by filing Articles of Amendment with the Registrar of Corporations of the Government of Alberta.

As a result of the completion of the transactions contemplated by the Merger Agreement, the Company has terminated all offerings of securities pursuant to the Registration Statement. In accordance with an undertaking made by the Company in the Registration Statement to remove from registration, by means of post-effective amendment, any of the securities that had been registered for issuance that remain unsold at the termination of such offering, the Company hereby removes from registration all of such securities registered but unsold under the Registration Statement.

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment to the Registration Statements to be signed on its behalf by the undersigned, thereunto duly authorized, in the Township of Radnor, in the State of Pennsylvania, on this 5th day of August, 2016.

NISKA GAS STORAGE PARTNERS L.P.

By	Swan GP LLC, its general partner

By	Brookfield Infrastructure Fund GP II LLC, its sole manager

By:	/s/ Fred Day
Name:	Fred Day
Title:	Vice President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statements has been signed below by the following persons on behalf of the registrant and in the capacities indicated on August 5, 2016.

SIGNATURE	TITLE

/S/ FRED DAY	Vice President*
FRED DAY	Brookfield Infrastructure Fund GP II LLC, as sole manager of Swan GP LLC, as general partner of Niska Gas Storage Partners L.P.

*  Niska Gas Storage Partners L.P. and Swan GP LLC do not have any officers or directors.  Instead, Brookfield Infrastructure Fund GP II LLC (1) is the sole manager of Swan GP LLC and Swan GP LLC is the general partner of Niska Gas Storage Partners L.P. and (2) performs similar functions to a board of directors.

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Township of Radnor, in the State of Pennsylvania, on this 5th day of August, 2016.

NISKA GAS STORAGE US, LLC

By:	/s/ Simon Dupere
Name:	Simon Dupere
Title:	Chief Executive Officer
(Principal Executive Officer)

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons on behalf of the registrant and in the capacities indicated on August 5, 2016.

SIGNATURE	TITLE

/S/ SIMON DUPERE	Chief Executive Officer and Director
SIMON DUPERE	(Principal Executive Officer)

/S/ DARREN SOICE	Chief Investment Officer
DARREN SOICE	(Principal Financial and Accounting Officer)

/S/ MARK MURSKI	Director
MARK MURSKI

/S/ AMIN RAWJI	Director
AMIN RAWJI

/S/ BRIAN BAKER	Director
BRIAN BAKER

/S/ PAUL HAWKSWORTH	Director
PAUL HAWKSWORTH

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Township of Radnor, in the State of Pennsylvania, on this 5th day of August, 2016.

NISKA GAS US FINANCE CORP.

By:	/s/ Simon Dupere
Name:	Simon Dupere
Title:	Chief Executive Officer
(Principal Executive Officer)

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons on behalf of the registrant and in the capacities indicated on August 5, 2016.

SIGNATURE	TITLE

/S/ SIMON DUPERE	Chief Executive Officer and Director
SIMON DUPERE	(Principal Executive Officer)

/S/ DARREN SOICE	Chief Investment Officer
DARREN SOICE	(Principal Financial and Accounting Officer)

/S/ MARK MURSKI	Director
MARK MURSKI

/S/ AMIN RAWJI	Director
AMIN RAWJI

/S/ BRIAN BAKER	Director
BRIAN BAKER

/S/ PAUL HAWKSWORTH	Director
PAUL HAWKSWORTH

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Township of Radnor, in the State of Pennsylvania, on this 5th day of August, 2016.

NISKA GAS STORAGE LTD.

By:	/s/ Simon Dupere
Name:	Simon Dupere
Title:	Chief Executive Officer
(Principal Executive Officer)

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons on behalf of the registrant and in the capacities indicated on August 5, 2016.

SIGNATURE	TITLE

/S/ SIMON DUPERE	Chief Executive Officer and Director
SIMON DUPERE	(Principal Executive Officer)

/S/ DARREN SOICE	Chief Investment Officer
DARREN SOICE	(Principal Financial and Accounting Officer)

/S/ MARK MURSKI	Director
MARK MURSKI

/S/ AMIN RAWJI	Director
AMIN RAWJI

/S/ BRIAN BAKER	Director
BRIAN BAKER

/S/ PAUL HAWKSWORTH	Director
PAUL HAWKSWORTH

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Township of Radnor, in the State of Pennsylvania, on this 5th day of August, 2016.

NISKA GAS STORAGE CANADA FINANCE CORP.

By:	/s/ Simon Dupere
Name:	Simon Dupere
Title:	Chief Executive Officer
(Principal Executive Officer)

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons on behalf of the registrant and in the capacities indicated on August 5, 2016.

SIGNATURE	TITLE

/S/ SIMON DUPERE	Chief Executive Officer and Director
SIMON DUPERE	(Principal Executive Officer)

/S/ DARREN SOICE	Chief Investment Officer
DARREN SOICE	(Principal Financial and Accounting Officer)

/S/ MARK MURSKI	Director
MARK MURSKI

/S/ AMIN RAWJI	Director
AMIN RAWJI

/S/ BRIAN BAKER	Director
BRIAN BAKER

/S/ PAUL HAWKSWORTH	Director
PAUL HAWKSWORTH

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment to the Registration Statements to be signed on its behalf by the undersigned, thereunto duly authorized, in the Township of Radnor, in the State of Pennsylvania, on this 5th day of August, 2016.

ACCESS GAS SERVICES (ONTARIO) INC.

By:	/s/ Simon Dupere
Name:	Simon Dupere
Title:	Chief Executive Officer
(Principal Executive Officer)

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons on behalf of the registrant and in the capacities indicated on August 5, 2016.

SIGNATURE	TITLE

/S/ SIMON DUPERE	Chief Executive Officer and Director
SIMON DUPERE	(Principal Executive Officer)

/S/ DARREN SOICE	Chief Investment Officer
DARREN SOICE	(Principal Financial and Accounting Officer)

/S/ MARK MURSKI	Director
MARK MURSKI

/S/ AMIN RAWJI	Director
AMIN RAWJI

/S/ BRIAN BAKER	Director
BRIAN BAKER

/S/ PAUL HAWKSWORTH	Director
PAUL HAWKSWORTH

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Township of Radnor, in the State of Pennsylvania, on this 5th day of August, 2016.

ACCESS GAS SERVICES INC.

By:	/s/ Simon Dupere
Name:	Simon Dupere
Title:	Chief Executive Officer
(Principal Executive Officer)

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons on behalf of the registrant and in the capacities indicated on August 5, 2016.

SIGNATURE	TITLE

/S/ SIMON DUPERE	Chief Executive Officer and Director
SIMON DUPERE	(Principal Executive Officer)

/S/ DARREN SOICE	Chief Investment Officer
DARREN SOICE	(Principal Financial and Accounting Officer)

/S/ MARK MURSKI	Director
MARK MURSKI

/S/ AMIN RAWJI	Director
AMIN RAWJI

/S/ BRIAN BAKER	Director
BRIAN BAKER

/S/ PAUL HAWKSWORTH	Director
PAUL HAWKSWORTH

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Township of Radnor, in the State of Pennsylvania, on this 5th day of August, 2016.

AECO GAS STORAGE PARTNERSHIP

BY:	NISKA GAS STORAGE LTD., ITS MANAGING PARTNER

By:	/s/ Simon Dupere
Name:	Simon Dupere
Title:	Chief Executive Officer
(Principal Executive Officer)

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons on behalf of the registrant and in the capacities indicated on August 5, 2016.

SIGNATURE	TITLE

/S/ SIMON DUPERE	Chief Executive Officer and Director
SIMON DUPERE	(Principal Executive Officer)

/S/ DARREN SOICE	Chief Investment Officer
DARREN SOICE	(Principal Financial and Accounting Officer)

/S/ MARK MURSKI	Director
MARK MURSKI

/S/ AMIN RAWJI	Director
AMIN RAWJI

/S/ BRIAN BAKER	Director
BRIAN BAKER

/S/ PAUL HAWKSWORTH	Director
PAUL HAWKSWORTH

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment to the Registration Statements to be signed on its behalf by the undersigned, thereunto duly authorized, in the Township of Radnor, in the State of Pennsylvania, on this 5th day of August, 2016.

ENERSTREAM AGENCY SERVICES INC.

By:	/s/ Simon Dupere
Name:	Simon Dupere
Title:	Chief Executive Officer
(Principal Executive Officer)

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons on behalf of the registrant and in the capacities indicated on August 5, 2016.

SIGNATURE	TITLE

/S/ SIMON DUPERE	Chief Executive Officer and Director
SIMON DUPERE	(Principal Executive Officer)

/S/ DARREN SOICE	Chief Investment Officer
DARREN SOICE	(Principal Financial and Accounting Officer)

/S/ MARK MURSKI	Director
MARK MURSKI

/S/ AMIN RAWJI	Director
AMIN RAWJI

/S/ BRIAN BAKER	Director
BRIAN BAKER

/S/ PAUL HAWKSWORTH	Director
PAUL HAWKSWORTH

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Township of Radnor, in the State of Pennsylvania, on this 5th day of August, 2016.

NISKA GAS STORAGE OPERATIONS LLC

By:	/s/ Simon Dupere
Name:	Simon Dupere
Title:	Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons on behalf of the registrant and in the capacities indicated on August 5, 2016.

SIGNATURE	TITLE

/S/ SIMON DUPERE	Chief Executive Officer and Director
SIMON DUPERE	(Principal Executive Officer)

/S/ DARREN SOICE	Chief Investment Officer
DARREN SOICE	(Principal Financial and Accounting Officer)

/S/ MARK MURSKI	Director
MARK MURSKI

/S/ AMIN RAWJI	Director
AMIN RAWJI

/S/ BRIAN BAKER	Director
BRIAN BAKER

/S/ PAUL HAWKSWORTH	Director
PAUL HAWKSWORTH

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Township of Radnor, in the State of Pennsylvania, on this 5th day of August, 2016.

NISKA GAS STORAGE LLC

By:	/s/ Simon Dupere
Name:	Simon Dupere
Title:	Chief Executive Officer
(Principal Executive Officer)

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons on behalf of the registrant and in the capacities indicated on August 5, 2016.

SIGNATURE	TITLE

/S/ SIMON DUPERE	Chief Executive Officer and Director
SIMON DUPERE	(Principal Executive Officer)

/S/ DARREN SOICE	Chief Investment Officer
DARREN SOICE	(Principal Financial and Accounting Officer)

/S/ MARK MURSKI	Director
MARK MURSKI

/S/ AMIN RAWJI	Director
AMIN RAWJI

/S/ BRIAN BAKER	Director
BRIAN BAKER

/S/ PAUL HAWKSWORTH	Director
PAUL HAWKSWORTH

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Township of Radnor, in the State of Pennsylvania, on this 5th day of August, 2016.

NISKA GAS TRANSPORT INC.

By:	/s/ Simon Dupere
Name:	Simon Dupere
Title:	Chief Executive Officer
(Principal Executive Officer)

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons on behalf of the registrant and in the capacities indicated on August 5, 2016.

SIGNATURE	TITLE

/S/ SIMON DUPERE	Chief Executive Officer and Director
SIMON DUPERE	(Principal Executive Officer)

/S/ DARREN SOICE	Chief Investment Officer
DARREN SOICE	(Principal Financial and Accounting Officer)

/S/ MARK MURSKI	Director
MARK MURSKI

/S/ AMIN RAWJI	Director
AMIN RAWJI

/S/ BRIAN BAKER	Director
BRIAN BAKER

/S/ PAUL HAWKSWORTH	Director
PAUL HAWKSWORTH

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Township of Radnor, in the State of Pennsylvania, on this 5th day of August, 2016.

NISKA GS HOLDINGS I, L.P.

By:	Niska US GP LLC, its general partner

By:	/s/ Simon Dupere
Name:	Simon Dupere
Title:	Chief Executive Officer
(Principal Executive Officer)

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons on behalf of the registrant and in the capacities indicated on August 5, 2016.

SIGNATURE	TITLE

/S/ SIMON DUPERE	Chief Executive Officer and Director
SIMON DUPERE	(Principal Executive Officer)

/S/ DARREN SOICE	Chief Investment Officer
DARREN SOICE	(Principal Financial and Accounting Officer)

/S/ MARK MURSKI	Director
MARK MURSKI

/S/ AMIN RAWJI	Director
AMIN RAWJI

/S/ BRIAN BAKER	Director
BRIAN BAKER

/S/ PAUL HAWKSWORTH	Director
PAUL HAWKSWORTH

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Township of Radnor, in the State of Pennsylvania, on this 5th day of August, 2016.

NISKA PARTNERS COÖPERATIEF U.A.

By:	/s/ Mark Wilhelm Murski
Name:	Mark Wilhelm Murski
Title:	Managing Director A

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons on behalf of the registrant and in the capacities indicated on August 5, 2016.

SIGNATURE	TITLE

/S/ MARK WILHELM MURSKI	Managing Director A
MARK WILHELM MURSKI	(Principal Executive Officer)

/S/ PAUL TREVOR HAWKSWORTH	Managing Director A
PAUL TREVOR HAWKSWORTH	(Principal Financial and Accounting Officer)

/S/ ROBERT RICK VAN DE WEERD	Managing Director B
ROBERT RICK VAN DE WEERD

/S/ THECLA MAGDALENA ANNA KAMPHUIJS	Managing Director B
THECLA MAGDALENA ANNA KAMPHUIJS

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Township of Radnor, in the State of Pennsylvania, on this 5th day of August, 2016.

NISKA PARTNERS MANAGEMENT ULC

By:	/s/ Simon Dupere
Name:	Simon Dupere
Title:	Chief Executive Officer
(Principal Executive Officer)

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons on behalf of the registrant and in the capacities indicated on August 5, 2016.

SIGNATURE	TITLE

/S/ SIMON DUPERE	Chief Executive Officer and Director
SIMON DUPERE	(Principal Executive Officer)

/S/ DARREN SOICE	Chief Investment Officer
DARREN SOICE	(Principal Financial and Accounting Officer)

/S/ MARK MURSKI	Director
MARK MURSKI

/S/ AMIN RAWJI	Director
AMIN RAWJI

/S/ BRIAN BAKER	Director
BRIAN BAKER

/S/ PAUL HAWKSWORTH	Director
PAUL HAWKSWORTH

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Township of Radnor, in the State of Pennsylvania, on this 5th day of August, 2016.

NISKA US GP LLC

By:	/s/ Simon Dupere
Name:	Simon Dupere
Title:	Chief Executive Officer
(Principal Executive Officer)

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons on behalf of the registrant and in the capacities indicated on August 5, 2016.

SIGNATURE	TITLE

/S/ SIMON DUPERE	Chief Executive Officer and Director
SIMON DUPERE	(Principal Executive Officer)

/S/ DARREN SOICE	Chief Investment Officer
DARREN SOICE	(Principal Financial and Accounting Officer)

/S/ MARK MURSKI	Director
MARK MURSKI

/S/ AMIN RAWJI	Director
AMIN RAWJI

/S/ BRIAN BAKER	Director
BRIAN BAKER

/S/ PAUL HAWKSWORTH	Director
PAUL HAWKSWORTH

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Township of Radnor, in the State of Pennsylvania, on this 5th day of August, 2016.

SALT PLAINS STORAGE, LLC

By:	/s/ Simon Dupere
Name:	Simon Dupere
Title:	Chief Executive Officer
(Principal Executive Officer)

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons on behalf of the registrant and in the capacities indicated on August 5, 2016.

SIGNATURE	TITLE

/S/ SIMON DUPERE	Chief Executive Officer and Director
SIMON DUPERE	(Principal Executive Officer)

/S/ DARREN SOICE	Chief Investment Officer
DARREN SOICE	(Principal Financial and Accounting Officer)

/S/ MARK MURSKI	Director
MARK MURSKI

/S/ AMIN RAWJI	Director
AMIN RAWJI

/S/ BRIAN BAKER	Director
BRIAN BAKER

/S/ PAUL HAWKSWORTH	Director
PAUL HAWKSWORTH

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment to the Registration Statements to be signed on its behalf by the undersigned, thereunto duly authorized, in the Township of Radnor, in the State of Pennsylvania, on this 5th day of August, 2016.

WILD GOOSE STORAGE, LLC

By:	/s/ Simon Dupere
Name:	Simon Dupere
Title:	Chief Executive Officer
(Principal Executive Officer)

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons on behalf of the registrant and in the capacities indicated on August 5, 2016.

SIGNATURE	TITLE

/S/ SIMON DUPERE	Chief Executive Officer and Director
SIMON DUPERE	(Principal Executive Officer)

/S/ DARREN SOICE	Chief Investment Officer
DARREN SOICE	(Principal Financial and Accounting Officer)

/S/ MARK MURSKI	Director
MARK MURSKI

/S/ AMIN RAWJI	Director
AMIN RAWJI

/S/ BRIAN BAKER	Director
BRIAN BAKER

/S/ PAUL HAWKSWORTH	Director
PAUL HAWKSWORTH